Share capital	12 Months Ended
Dec. 31, 2017
Share capital [Abstract]
Share capital
9.	Share capital

As of December 31, 2017 and 2016, the issued share capital amounted to CHF 1,147,104 and CHF 1,135,468 respectively and comprised of Common Shares of 57,355,188 and 56,773,392, respectively.

The table below summarizes the Company’s capital structure:

	For the Years Ended December 31,
	2017		2016
	Number	CHF	Number	CHF
Common shares with a nominal value of CHF 0.02 each	57,355,188	1,147,104	56,773,392	1,135,468
Total	57,355,188	1,147,104	56,773,392	1,135,468

The Common Shares nominal values of CHF 0.02 per share are fully paid in.

The changes in common shares outstanding for the year ended December 31, 2017 represent 4,023 Restricted Shares issued, 5,998 Restricted Share Units which vested and 571,775 share options that were exercised.

On April 15, 2016, AC Immune completed a private placement of Series E preferred shares, each with a nominal value of CHF 0.02 per share (the “Series E Private Placement Extension”). An aggregate 1,401,792 Series E preferred shares were issued at a price of $9.6384 per preferred share to certain strategic investors, individuals and existing shareholder in the Series E Private Placement Extension for an aggregate subscription amount of approximately $13.5 million. As previously referenced in Note 3 in the summary of significant accounting policies, all outstanding Preferred Shares were converted to common shares as a result of the IPO completed in September 2016.

The changes in common shares outstanding for the year ended December 31, 2016 represent (i) 6.9 million common shares issued as a result of the Company’s 2016 IPO, (ii) 38,577,042 additional common shares as a result the conversion of all outstanding preferred shares (including the 1.4 million preferred Series E shares issued in April 2016) on a one-for-one basis as a result of the Company’s 2016 IPO and (iii) 2,069,100 share options exercised during 2016.